                                                                    Exhibit 99.2

                          VISTA EXPLORATION CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Attached are the historical audited financial  statements of ICOP Digital,  Inc.
("ICOP") for the acquisition of ICOP by Vista Exploration Corporation ("Vista"),
(formerly  Bail  Corporation).  The unaudited pro forma  consolidated  financial statements have been prepared utilizing the historical  financial  statements of
Vista. The unaudited pro forma consolidated  financial statements should be read in  conjunction  with the  historical  financial  statements  of  Vista  and the attached historical financial statements of ICOP.

The following unaudited pro forma consolidated  statements of operations for the year ended March 31, 2003 and the six months ended  September 30, 2003,  and the unaudited  pro forma  consolidated  balance  sheet as of September 30, 2003 give effect to the  acquisition of ICOP  including the related pro forma  adjustments described in the notes thereto. The unaudited pro forma consolidated  statements of  operations  for the year ended March 31,  2003 and for the six months  ended
September  30,  2003  give  effect  to  the  acquisition  by  Vista  as  if  the acquisition,  accounted  for as a  purchase,  had  occurred on April 1, 2002 and
2003,  respectively.  The unaudited pro forma  consolidated  balance sheet as of
September  30, 2003 gives  effect to the  acquisition  as if it had  occurred on
September 30, 2003.

The unaudited pro forma consolidated  financial statements may not be indicative of the results that  actually  would have occurred if the  acquisition  had been effective on the dates indicated or which may be obtained in the future.

                                      F-1

Vista Exploration Corporation

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                   ASSETS

                                                                                                         Unaudited
                                            Historical September 30, 2003                                Pro Forma
                                            -------------------------------           Pro Forma        September 30,
                                               Vista             ICOP                Adjustments            2003
                                            -------------    --------------         --------------     --------------
CURRENT ASSETS
   Cash                                     $         43     $     101,010          $           -      $     101,053
   Bond                                                -                 -                                         -
   Accounts receivable                                 -           558,372                      -            558,372
   Inventories, at cost                                            567,455                      -            567,455
   Prepaid expenses                                    -            48,136                                    48,136
                                            -------------    --------------         ---------------    ---------------
TOTAL CURRENT ASSETS                                  43         1,274,973                       -         1,275,016

PROPERTY AND EQUIPMENT, NET                            -           103,603                       -           103,603

OTHER ASSETS:
  Goodwill                                             -           672,283                                   672,283
  Deposits                                             -             3,000                       -             3,000
                                            -------------    --------------         ---------------    ---------------
TOTAL ASSETS                                $         43     $   2,053,859          $            -     $   2,053,902
                                            =============    ==============         ===============    ===============

                LIABILITIES

CURRENT LIABILITIES
   Accounts payable and accrued
      expenses                              $    172,661     $   1,807,099       (c)$     (172,661)    $   1,807,099
   Unearned revenue                                    -           416,845                       -           416,845
   Notes payable - related party                  31,700            41,033       (c)       (31,700)           41,033
   Notes Payable                                 158,697           646,912       (c)      (158,697)          646,912
   Accrued interest payable                        1,258             6,100       (c)        (1,258)            6,100
                                            -------------    --------------         ---------------    ---------------
TOTAL CURRENT LIABILITIES                        364,316         2,917,989                (364,316)        2,917,989
                                            -------------    --------------         ---------------    ---------------

       STOCKHOLDERS' EQUITY (DEFICIT)

STOCKHOLDERS' EQUITY (DEFICIT)
   Preferred stock                                     -                 -                       -                 -
   Common stock                                   65,119           140,395       (a)       (47,219)          158,295
   Additional paid-in-capital                          -         2,485,305       (b)       (17,857)        2,387,448
   Stock options outstanding                      80,000                 -       (b)       (80,000)                -
   Accumulated Earnings                         (509,392)       (3,489,829)      (b)       509,392        (3,489,829)
                                            -------------    --------------         ---------------    ---------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)            (364,273)         (864,129)                364,316          (944,086)
                                            -------------    --------------         ---------------    ---------------

TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY (DEFICIT)           $         43     $   2,053,860          $            -     $   1,973,903
                                            =============    ==============         ===============    ===============

      See notes to unaudited pro forma consolidated financial statements.
                                      F-2

Vista Exploration Corporation

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                For the Year Ended March 31, 2003
                                    --------------------------------------------------------------
                                                                      Pro Forma       Unaudited
                                       Vista          ICOP           Adjustments      Pro Forma
                                    ------------- --------------    --------------   -------------

REVENUE                             $          -  $           -     $           -    $          -

EXPENSES
 Cost of Sales                                 -              -                 -               -
 Selling, general and administrative     241,016        358,429  (b)     (241,016)        358,429
 Research and development                      -        178,003                 -         178,003
 Interest, net                               379          1,183  (b)         (379)          1,183
                                    ------------- --------------    --------------   -------------

TOTAL EXPENSES                           241,395        537,615          (241,395)        537,615
                                    ------------- --------------    --------------   -------------
                                    ------------- --------------    --------------   -------------

OPERATING INCOME (LOSS)                 (241,395)      (537,615)          241,395        (537,615)

Provision for income taxes                     -              -                 -               -
                                    ------------- --------------    --------------   -------------

   Net Income (Loss)                $   (241,395) $    (537,615)    $     241,395    $   (537,615)
                                    ============= --------------    --------------   -------------

Net Income per common share                                                          $      (0.03)
                                                                                     =============

Weighted Average Shares Outstanding                                                    17,754,705
                                                                                     =============

      See notes to unaudited pro forma consolidated financial statements.
                                      F-3

Vista Exploration Corporation

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                  For the Six Months Ended September 30, 2003
                                       ------------------------------------------------------------------
                                                                           Pro Forma        Unaudited
                                          Vista            ICOP           Adjustments       Pro Forma
                                       -------------   --------------    --------------   ---------------

REVENUE                                 $         -     $  2,109,041  (b) $          -     $   2,109,041

EXPENSES
   Cost of Sales                                  -        1,716,083                 -         1,716,083
   Selling, general and administrative       14,163          915,850  (b)      (14,163)          915,850
   Research and development                       -        1,420,353                 -         1,420,353
   Interest, net                                944           26,601  (b)         (944)           26,601
                                       -------------   --------------    --------------   ---------------

TOTAL EXPENSES                               15,107        4,078,887           (15,107)        4,078,887
                                       -------------   --------------    --------------   ---------------

OPERATING INCOME (LOSS)                     (15,107)      (1,969,845)           15,107        (1,969,845)

Provision for income taxes                        -            2,553                 -             2,553
                                       -------------   --------------    --------------   ---------------

   Net Income (Loss)                    $   (15,107)    $ (1,967,292)     $     15,107     $  (1,967,292)
                                       =============   --------------    --------------   ---------------

Net Income per common share                                                                $       (0.13)
                                                                                          ===============

Weighted Average Shares Outstanding                                                           15,729,500
                                                                                          ===============

      See notes to unaudited pro forma consolidated financial statements.
                                      F-4

                          VISTA EXPLORATION CORPORATION
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Acquisition of ICOP

On December 31, 2003, Vista entered into an agreement to acquire 100% of ICOP in a stock exchange. As a result, Vista exchanged  approximately  14,039,500 shares of its stock for all the issued and outstanding common stock of ICOP and granted options to purchase another 2,500,000 shares of common stock at a price of $1.00 per share to replace  outstanding  options of ICOP. The shares issued  represent approximately  89%  of the  total  shares  outstanding  after  the  transaction;
therefore  this  transaction  will be  recorded  as a reverse  acquisition.  The historical  operating  results  of  Vista  will be  replaced  by the  historical operating  results  of  ICOP,  as if ICOP  was  the  acquiring  company  and the continuing operating company.

This transaction  occurred on January 13, 2004. Vista  (previously known as Bail
Corporation)  had  operated  in the  oil  and  gas  industry.  It  had  incurred significant operating losses and had discontinued operations earlier in 2003. In conjunction  with the  acquisition,  Vista  received  $300,000  from the sale of
600,000 shares of common stock,  which was used to pay or settle all liabilities of the company.  In addition,  shareholders of Vista cancelled 500,000 shares of common stock and all outstanding options for the purchase of common stock..

The unaudited pro forma adjustments are as follows:

     a.   To record the common stock issued in conjunction  with the acquisition of ICOP.

     b.   To record elimination of pre-acquisition operating results of Vista.

     c.   Record  sale of  common  stock  and  repayment  or  settlement  of all existing liabilities.

                                      F-5